UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 30, 2004

                             Zoom Technologies, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-18672                                   51-0448969
                -------                            ----------------------
           (Commission File Number)         (I.R.S. Employer Identification No.)

            207 South Street, Boston, MA                       02111
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      (Address of Principal Executive Offices)               (Zip Code)

                              (617) 423-1072
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           (Registrant's Telephone Number, Including Area Code)

       (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
       (c) Exhibits.

Exhibit Number       Description
--------------       -----------
    99.1             Press release dated April 30, 2004 of Zoom Technologies,
                     Inc. (the "Company") announcing its financial results for the First quarter ended December 31, 2003.

Item 12.  Results of operations and financial condition.

     On April 30, 2004, the Company issued a press release announcing its financial results for the First quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     Limitation on Incorporation by Reference. The information furnished in this
Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2004            ZOOM TECHNOLOGIES, INC.



                                    By:    /s/ Robert A. Crist
                                        --------------------------
                                            Robert A. Crist, Chief
                                            Financial Officer

                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------
    99.1             Press release dated April 30, 2004 of Zoom Technologies,
                     Inc. (the "Company") announcing its financial results for the First quarter ended March 31, 2004.

                                  EXHIBIT 99.1

         Zoom Technologies Reports Results for the First Quarter of 2004

     Boston, April 30, 2004 -Zoom Technologies, Inc. (NASDAQ: ZOOM), a leading manufacturer of modems and other data communication products, today reported net sales of $7.8 million for the first quarter of 2004, up 3.4% from $7.5 million for the first quarter of 2003. Zoom's ADSL modem sales continued to grow, offsetting the decline in dial-up modem sales.
     Zoom reported a net loss of $504 thousand or $.06 per diluted share for its first quarter ending March 31, 2004, an improvement over Zoom's net loss of $840 thousand or $.11 per diluted share in the first quarter of 2003, due primarily to improved gross profit and reduced operating expenses.
     Gross profit was $2.3 million or 29.7% of net sales in the first quarter of 2004, up from $2.1 million or 28.5% of net sales in the first quarter of 2003. The improved gross profit dollars and percentage reflect product cost reductions.
     Operating expenses were $2.9 million or 36.7% of net sales in the first quarter of 2004 compared to $3.1 million or 40.7% of net sales in the first quarter of 2003. Operating expenses were improved primarily due to lower personnel-related costs.
     Zoom's cash balance on March 31, 2004 was $9.0 million, down from $9.9 million on December 31, 2003. During the quarter the exercise of stock options by Zoom employees added $0.6 million to Zoom's cash balance. On March 31, 2004 Zoom's current ratio was 5.7.
     "We are encouraged by the ongoing growth of our ADSL modem sales during the quarter," said Frank Manning, Zoom's President and CEO. "This was our tenth consecutive quarter with ADSL modem growth, and ADSL represented 29% of net sales for the quarter. The dial-up modem after-market remains difficult as many retailers continue to reduce shelf space. We remain excited about our upcoming VoIP "voice over the Internet" products, and we believe Zoom has important advantages including our strength in telephony, our international distribution, and our ability to offer a strong customer experience including hardware integrated with our Global Villagetm VoIP service. Global Village is a telephone service developed by Zoom as an alternative to, for instance, the popular Vonage VoIP service. Global Village will let customers make free calls to anywhere in the world where someone has a Zoom VoIP product or another compatible VoIP phone service. In addition, our Global Village service will include an optional service for making low-cost phone calls from Zoom's VoIP equipment to any phone, anywhere in the world, that can be reached by a regular phone call."

     Zoom has scheduled a Q1 2004 earnings conference call for Friday, April 30th at 5:00 p.m. Eastern Time. You may access the conference call by dialing
(800) 915-4836 for calls made within the United States and dialing (973) 317-5319 for calls outside the United States. The call will also be simulcast to stock analysts and other interested parties on Zoom's website (www.zoom.com/Q1) and other financial and investor-oriented websites via the CCBN / StreetEvents network. Shortly after the conference call, a recorded broadcast will be available on Zoom's website. For additional information, please contact Investor Relations, Zoom Technologies, 207 South Street, Boston, MA 02111, telephone
(617)   423-1072,   email   investor@zoom.com,   or  visit  Zoom's   website  at
www.zoom.com.
                                      ---
This release contains forward-looking information relating to Zoom's plans, expectations and intentions, including statements relating to Zoom's plans to introduce new products including VoIP products and service, and the characteristics, advantages and potential success of such products and services. Actual results may be materially different from those expectations as a result of known and unknown risks, including Zoom's potential future losses; Zoom's ability to obtain additional financing for working capital and other purposes; Zoom's prospects in the dial-up modem market, which has the potential for reduced sales, lower margins, and less favorable selling terms; the uncertainty of market growth of cable and ADSL modem markets, and the uncertainty of Zoom's ability to more successfully penetrate those markets, which have been challenging markets with significant barriers to entry; Zoom's ability to effectively manage its inventory; uncertainty of new product development and introduction, including budget overruns, project delays and the risk that newly introduced products may contain undetected errors or defects or otherwise not perform as anticipated, and other delays in shipments of products; Zoom's dependence on one or a limited number of suppliers for certain key components; rapid technological change; competition; and other risks set forth in Zoom's filings with the Securities and Exchange Commission. Zoom cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Zoom expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Zoom's expectations or any change in events, conditions or circumstance on which any such statement is based.

                             ZOOM TECHNOLOGIES, INC.
                           Consolidated Balance Sheets
                                  In thousands
                                   (Audited)

                                                     Mar 31,            Dec 31,
                                                      2004               2003
--------------------------------------------------------------------------------

Assets

Current assets:

        Cash                                          $ 9,049           $ 9,904
        Accounts receivable, net                        4,134             3,945
        Inventories, net                                5,568             4,771
        Prepaid expenses and other                        459               435
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               Total current assets                    19,210            19,055

Property and equipment, net                             2,829             2,919

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               Total assets                           $22,039           $21,974
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LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

        Accounts payable                              $ 1,932           $ 2,172
        Accrued expenses                                1,194             1,012
        Current portion of long-term debt                 226               224
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               Total current liabilities                3,352             3,408

        Long-term debt                                  5,039             5,096
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               Total liabilities                        8,391             8,504
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Stockholders' equity:

        Common stock and additional paid-in capital    29,152            28,581
        Treasury stock                                     (7)               (7)
        Accumulated other comprehensive
         income (loss)                                    445               334
        Retained earnings (deficit)                   (15,942)          (15,438)
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               Total stockholders' equity              13,648            13,470
--------------------------------------------------------------------------------
               Total liabilities &
               Stockholders' equity                   $22,039           $21,974
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

                                  ZOOM TECHNOLOGIES, INC.
                          Consolidated Statements of Operations
                            In thousands,except per share data
                                       (Audited)

                                                   Three Months Ending
                                                 ----------------------
                                                03/31/04       03/31/03
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
Net sales                                         $7,792       $ 7,539
Cost of goods sold                                 5,480         5,394
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    Gross profit                                   2,312         2,145

Operating expenses:
    Selling                                        1,226         1,362
    General and administrative                       954           958
    Research and development                         678           752
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    Total operating expenses                       2,858         3,072
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    Operating profit (loss)                         (546)         (927)

Other income (expense), net                           42            87
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    Income(loss) before income taxes                (504)         (840)

Income tax expense(benefit)                            -             -
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    Income (loss) before extraordinary gain         (504)         (840)

Extraordinary gain                                     -             -
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    Net income (loss)                             $ (504)      $  (840)
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Basic earnings (loss) per share:

    Earnings (loss) per share                     $(0.06)       $(0.11)

Diluted earnings (loss) per share:

    Earnings (loss) per share                     $(0.06)       $(0.11)
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Weighted average number of shares outstanding:

        Basic                                      8,135         7,853
        Diluted                                    8,135         7,853
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